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                                                                EXHIBIT 10.12


                         AMERICAN ITALIAN PASTA COMPANY
                            1996 SALARIED BONUS PLAN*


Consistent with the AIPC philosophy of pay for performance, an annual cash bonus program has been established. Provisions of the plan include the following:

1. The basic bonus opportunity, "Norm Bonus," reflects the degree of potential contribution by specific levels of salaried Team Members to the overall performance of the company.

2. The actual amount of bonus awarded will depend on the personal performance of the incumbent and the overall company performance. The "Norm Bonus" will be weighted for personal performance as follows:

            Outstanding Performance         110 - 150% of Norm Bonus
            Above Average Performance        80 - 110% of Norm Bonus
            Average Performance               0 -  80% of Norm Bonus
            Unsatisfactory Performance              0% of Norm Bonus

        The performance rating must be documented on a written performance review which appraises achievements against specific targets and accountabilities as established by the Board approved business plan and the incumbent's job description, goals and objectives. Performance ratings include the following categories:

        1)      Outstanding Performance         Substantially exceeds key
                                                results as determined from job
                                                description accountabilities and
                                                mutually agreed-upon goals.

        2)      Above-Average Performance       Exceeds key results as
                                                determined from job description
                                                accountabilities and mutually
                                                agreed-upon goals.

        3)      Average Performance             Minimally meets key results as
                                                determined from job description
                                                accountabilities and mutually
                                                agreed-upon goals.  (An overall
                                                3 job rating is acceptable for
                                                employees learning a new job).

        4)      Unsatisfactory Performance      Does not achieve key results as
                                                determined from job description
                                                accountabilities and mutually
                                                agreed-upon goals.  (An overall
                                                4 job rating requires immediate
                                                improvement or employees will be
                                                terminated).

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American Italian Pasta Company
1996 Salaried Bonus Plan
Page 2


The level of company performance versus approved business plan and established targets will generate a Corporate Performance Multiplier. The multiplier ranges from 0% to 100% with 100% representing substantial accomplishment of the established targets/business plan and is assessed by the Board of Directors in the year-end Board meeting.

Bonus structure and payments are at the sole discretion of the Board of Directors and will be determined on an annual basis.

As a result of the transition from a calendar year fiscal year to an October 1 through September 30 fiscal year, the 1996 bonus plan is a nine month (January 1 to September 30). As a result, the Corporate Performance Multiplier will be prorated by 75%.

1996 Formula:

Base Salary (X) Norm Bonus Potential (X) Personal Performance Rating (X) Corporate Performance Multiplier x 75% (9 month plan year) equals Bonus Payment.


Example:

The bonus for a salaried Team Member with a $20,000 base salary as of December, a performance rating of 2 and a 6% Norm Bonus potential would be calculated as follows when the Corporate Performance Multiplier is approved at 100%.

      $20,000           Annual Salary
   X        6%          Norm Bonus Potential
   ----------

       $1,200           Norm Bonus Dollars
   X      100%          Personal performance rated Above Average (2) with 100%
   ----------           weighting (80% - 110% eligibility)

       $1,200
   X      100%          Corporate Multiplier (Company objectives met)
   ----------

       $1,200           Annualized Payout
   X       75%          Prorated 9 Month Plan Year
   ----------
       $  900           1996 Payout



/s/ Horst W. Schroeder
---------------------------------------
Horst W. Schroeder
Chairman










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                        AMERICAN ITALIAN PASTA COMPANY
                  1996-1997 SALARIED TEAM MEMBER BONUS RANGES

                                                                MAXIMUM
                                    TARGET                      BONUS %
JOB CATEGORY                        BONUS %                 (150% OF TARGET)
------------                        -------                 ----------------

CEO                                     50%                              75%

SENIOR MANAGEMENT                 20  - 40%                         30 - 60%

UPPER/MIDDLE MANAGEMENT         12.5  - 25%                    18.75 - 37.5%

MIDDLE MANAGEMENT                7.5% - 18%                     11.25  - 27%

SUPERVISORY & EXEMPT               5  - 10%                        7.5 - 15%

NON-EXEMPT                          3 - 5%                        4.5 - 7.5%